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                                                                   EXHIBIT 10.26


                         AMERICAN COMMERCIAL LINES INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of this 18th day of January, 2005 (the "Grant Date") between American Commercial Lines Inc., a Delaware corporation (the "Company"), and W. Norbert Whitlock (the "Optionee"). Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed to them in the American Commercial Lines Inc. Equity Award Plan for Employees, Officers and Directors (the "Plan").

                              W I T N E S S E T H:

WHEREAS, the Company desires to provide the Optionee with the opportunity to purchase shares of its common stock, par value $0.01 per share ("Common Stock"), in accordance with the terms of the Plan; and

WHEREAS, the Optionee wishes to acquire the right to purchase shares of Common Stock granted hereby.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto mutually covenant and agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase all or part of an aggregate of 10,020 shares of Common Stock, on the terms and conditions set forth in the Plan, subject to the vesting, exercise and other requirements set forth in this Agreement, to the extent not inconsistent with the Plan (the "Option").

         2. PURCHASE PRICE. The per share purchase price of the shares of Common Stock issuable upon exercise of the Option shall be $16.65, which shall be not less than 100% of the Fair Market Value (as defined in the Plan) on the Grant Date.

         3. NONQUALIFIED STOCK OPTION. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended.

         4. TERM. The term of the Option shall expire as of the earliest of the following:

              (a) the date that is ten (10) years from the Grant Date;

              (b) to the extent the Option is vested on the date of such termination, the date that is one (1) day following the date that the Optionee's employment with the Company is terminated for Cause, as defined in Section 5 below;

              (c) to the extent the Option is vested on the date of such termination, the date that is ninety (90) days following the date that the Optionee terminates his employment with the Company with Good Reason, as defined in Section 5 below;





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              (d) to the extent the Option is vested on the date of such termination, the date that is ninety (90) days after the Optionee's relationship as an employee of the Company is terminated other than (i) for Cause, or (ii) upon the Optionee's death, Disability or Retirement;

              (e) to the extent the Option is vested on the date of such termination, the date that is twelve (12) months after the Optionee's employment by the Company is terminated as a result of the Optionee's Disability, as defined in the Plan;

              (f) to the extent the Option is vested on the date of such death, the date that is twelve (12) months after the Optionee dies while an employee of the Company;

              (g) to the extent the Option is vested on the date of such Retirement, the date that is twelve (12) months after the Optionee's employment by the Company is terminated as a result of the Optionee's Retirement, as defined in the Plan (provided that if the Optionee dies within such twelve (12) month period, any such unexercised Option shall continue to be exercisable for twelve (12) months from the date of such death); or

In the event of termination of the Optionee's employment by the Company for Cause, the Optionee shall forfeit all rights hereunder with respect to any vested or non-vested Options as of the date of such termination. Subject to the foregoing terms of this Section 4, if the Optionee terminates his employment by the Company without Good Reason, the Optionee shall forfeit all rights hereunder with respect to any non-vested Options as of the date of such termination, including the right to purchase shares of Common Stock under the Option.

         5. VESTING.

              (a) Subject to any forfeiture provisions in this Agreement or in the Plan, the Optionee shall become vested in the Options granted hereunder as follows:

         PERCENTAGE VESTED:                VESTING DATE:
         ------------------                -------------
              33%                          1st Anniversary of Grant Date
              33%                          2nd Anniversary of Grant Date
              34%                          3rd Anniversary of Grant Date

              (b) Notwithstanding the vesting schedule contained in Section 5(a) hereof, in the event of a "Change in Control", then the Optionee shall become 100% vested in the Option following such "Change in Control" of the Company. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events, each of which shall be determined independently of the others: (i) any "Person" (as hereinafter defined), other than a holder of at least 10% of the outstanding voting power of the Company as of the date of this Agreement, becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of a majority of




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the stock of the Company entitled to vote in the election of directors of the
Company; (ii) individuals who are Continuing Directors of the Company (as hereinafter defined) cease to constitute a majority of the members of the Board;
(iii) stockholders of the Company adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Company; (iv) the Company is a party to a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Company following consummation of such merger, consolidation or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Company) and the stockholders of the Company immediately prior to such transaction hold, directly or indirectly, at least a majority of the voting power of the resulting entity; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) shall not constitute a Change in Control; (v) there is a Change in Control of the Company of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Company is then subject to such reporting requirements; provided, however, that for purposes of this Agreement a Change in Control shall not be deemed to occur if the Person or Persons deemed to have acquired control is a holder of at least 10% of the outstanding voting power of the Company as of the date of this Agreement; or (vi) the Company consummates a transaction which constitutes a "Rule 13e-3 transaction" (as such term is defined in Rule 13e-3 of the Exchange Act) prior to the termination or expiration of this Agreement.

              (c) In the event of a Rule 13e-3 transaction, then effective coincident with the consummation of such Rule 13e-3 transaction, all non-vested Options issued hereunder shall immediately vest and be exercisable by Optionee notwithstanding the vesting schedules set forth in Section 5(a) hereof; provided, however, that notwithstanding the foregoing, in connection with the consummation of such Change in Control or Rule 13e-3 transaction, all such non-vested Options then held by Optionee shall be deemed to vest and become exercisable at such time in order to permit Optionee to participate in such transaction.

              (d) For purposes of this Section 5, "Continuing Directors" shall mean the members of the Board on the Grant Date, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director; and the term "Person" is used as such term is used Sections 13(d) and 14(d) of the Exchange Act.

              (e) Notwithstanding the vesting schedule contained in Section 5(a) hereof, in the event of a termination of employment by the Optionee with Good Reason (as defined below), by the Company without Cause (as defined below), or due to death or due to Disability, then the Optionee shall become 100% vested in the Option following such termination.

                   (i) For purposes of this Agreement, "Cause" shall mean that the Optionee has:



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                        (1) been convicted of, or pled nolo contendere to, a
felony or crime involving moral turpitude or an indictment for any felony or misdemeanor involving moral turpitude, if such indictment is not discharged or otherwise resolved within 18 months; or

                        (2) committed an act of personal dishonesty or fraud involving personal profit in connection with the Optionee's employment by the Company; or

                        (3) committed a material breach of any material covenant, provision, term, condition, understanding or undertaking set forth in this Agreement; or

                        (4) committed an act which the Board of Directors of the Company (the "Board") has found to have involved willful misconduct or gross negligence on the part of the Optionee; or

                        (5) failed or refused to substantially perform the lawful duties of his employment in any material respect; or

                        (6) failed to comply with the lawful material written rules and material policies of the Company in any material respect, as determined by the Board;

         provided, however, that no termination under clause (3), (4), (5) or
(6) above shall be effective unless the Optionee shall have first received written notice describing in reasonable detail the basis for the termination and within fifteen (15) days following delivery of such notice the Optionee shall have failed to cure such alleged behavior constituting "cause"; provided, further, that this notice requirement prior to termination shall be applicable only if such behavior or breach is capable of being cured.

                   (ii) For purposes of this Agreement, "Good Reason" shall mean the Optionee's resignation or retirement with the consent of the Company, such consent may be given at the Company's sole discretion. The Optionee shall deliver written notice to the Company of his intention to resign or retire from employment by the Company at least ninety (90) days prior to his expected last day of employment by the Company. The Company shall provide notice to the Optionee within thirty (30) days of its receipt of such notice indicating whether the Company consents to the Optionee's resignation or retirement and, therefore, whether the Optionee's relationship as an employee of the Company is terminated for "Good Reason."

         6. EXERCISE. The Optionee shall not be entitled to exercise the Option until it is vested. Subject to the provisions of Section 4, the Option may be exercised only while the Optionee is an employee of the Company. In no event shall the Option be exercisable after the expiration date of the Option.

         7. NONTRANSFERABILITY. The Option shall not be transferable or assignable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as described in Section 206(d) of the Employee Retirement Income Security Act of 1974, as amended, subject to
Article 3. Any other attempt to assign, transfer, pledge, hypothecate, dispose


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of or subject the Option to execution, attachment or similar process shall be null and void and without effect. The Option may be exercised during the lifetime of the Optionee only by the Optionee, his guardian or his legal representative, or by an alternate payee pursuant to a qualified domestic relations order.

         8. METHOD OF EXERCISING OPTIONS.

              (a) Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice delivered to the Company or its designated representative in the manner and at the address for notices set forth in Section 11 hereof. Such notice shall state that the Option is being exercised thereby and shall specify the number of shares of Common Stock involved. The notice shall be signed by the person or persons exercising the Option and shall be accompanied by payment in full of the Option price for such shares of Common Stock, such payment to be made in (i) cash, as described in Section 8(c) of the Plan; (ii) subject to Section 8(c) of the Plan, that number of Mature Shares of unrestricted Common Stock, or vested Restricted Stock, which has an aggregate Fair Market Value as of the date of exercise equal to the aggregate exercise price for all of the shares of Common Stock subject to such exercise; (iii) a combination of methods (i) and (ii); (iv) to the extent permitted by applicable law, pursuant to independently arranged broker assisted "cashless" exercise with third party brokers unrelated to the Company; or (v) other means authorized by the Committee in accordance with Section 8(c) of the Plan. If the tender of shares of Common Stock as payment of the Option price would result in the issuance of fractional shares of Common Stock, the Company shall instead return the balance in cash or by check to the Optionee. If the Option is exercised by any person or persons other than the Optionee, the notice described in this
Section 8(a) shall be accompanied by appropriate proof (as determined by the Committee) of the right of such person or persons to exercise the Option under the terms of the Plan and this Agreement. The Company shall issue and deliver, in the name of the person or persons exercising the Option, a certificate or certificates representing such shares as soon as practicable after notice and payment are received and the exercise is approved.

              (b) The Option may be exercised in accordance with the terms of the Plan and this Agreement with respect to any whole number of shares subject to the Option, but in no event may an Option be exercised as to fewer than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than two hundred (200).

              (c) The Optionee shall have no rights of a stockholder with respect to shares of Common Stock to be acquired by the exercise of the Option until the date of issuance of a certificate or certificates representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. All shares of Common Stock purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

              (d) The Optionee agrees that no later than the date as of which an amount first becomes includible in his gross income for federal income tax purposes with respect to the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the





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Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Withholding obligations may be settled with Common Stock, including Common Stock that is acquired upon exercise of the Option. The obligations of the Company under this Agreement and the Plan shall be conditional on such payment or arrangements, and the Company, its Affiliates and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Employee.

         9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company and the terms of the Plan, if, during the term of this Agreement, there shall be any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (as defined in Section 14 of the Plan), the Committee may, in its sole discretion, make an appropriate and equitable adjustment in the aggregate number, kind and option price of shares subject to this Option; provided, however, that in no event shall the Option price be adjusted below the par value of a share of Common Stock, nor shall any fraction of a share be issued upon the exercise of the Option.

         10. CONDITIONS UPON ISSUANCE OF OPTION. As a condition to the exercise of the Option, the Company may require the Optionee to (i) represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of legal counsel for the Company, such a representation is required by any relevant provision of law; and (ii) enter into a lock-up or similar agreement with the Company with respect to such shares prohibiting, for up to ninety (90) days, the disposition of such shares.

         11. NOTICES. Each notice relating to this Agreement shall be in writing and shall be sufficiently given if delivered by registered or certified mail, or by a nationally recognized overnight delivery service, with postage or charges prepaid, to the address hereinafter provided in this Section 11. Any such notice or communication given by first-class mail shall be deemed to have been given two business days after the date so mailed, and such notice or communication given by overnight delivery service shall be deemed to have been given one business day after the date so sent, provided such notice or communication arrives at its destination. Each notice to the Company shall be addressed to it at its offices at 1701 East Market Street, Jeffersonville, Indiana 47130 (attention: Senior Vice President, Law and Administration), with a copy to the Chairman of the Compensation Committee of the Company or to such other designee of the Company. Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown on the signature page hereof.

         12. LIMITATIONS. Nothing contained in this Agreement shall be construed as conferring upon the Optionee the right to continue as an employee of the Company or shall affect the right of the Company, in its sole discretion, to terminate the Optionee's relationship as an employee of the Company at any time, with or without Cause.


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         13. INCORPORATION OF THE PLAN. Notwithstanding the terms and conditions contained herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, which is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall control.

         14. INTERPRETATION. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Committee, shall be final and conclusive.

         15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or be invalid under applicable law, then such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

         16. ENFORCEABILITY. This Agreement shall be binding upon the Optionee and such Optionee's estate, personal representative and beneficiaries.

         17. PRONOUNS, SINGULAR/PLURAL. Any use of any masculine pronoun shall include the feminine and vice-versa, and any use of a singular shall include the plural or vice-versa, as the context and facts may require.

         18. COUNTERPART EXECUTION. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute the entire document.

                                    * * * * *




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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has executed this Agreement all as of the day and year first above written.


                                              AMERICAN COMMERCIAL LINES INC.

                                              By: /s/ Lisa L. Fleming
                                                 -------------------------------

                                              Its: Senior Vice President,
                                                   -----------------------------
                                                   Law & Administration
                                                   -----------------------------

                                              OPTIONEE:  W. NORB WHITLOCK

                                              /s/ W. Norb Whitlock
                                              ----------------------------------


                                              OPTIONEE'S ADDRESS:

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